Exhibit 10.29

MARKIT LTD.

2014 EQUITY INCENTIVE AWARD PLAN

MARKIT LTD. NON-QUALIFIED SHARE OPTION GRANT NOTICE AND NON-QUALIFIED SHARE OPTION AGREEMENT

Markit Ltd., an exempted company incorporated under the laws of Bermuda (the “Company”), pursuant to its 2014 Equity Incentive Award Plan (the “Plan”), hereby grants to the individual listed below (the “Holder”) an option to purchase the number of the Shares set forth below (the “Option”), which Option shall be subject to vesting based on the Holder’s continued service with the Company, as provided herein. The Option is subject to all of the terms and conditions as set forth herein and in the Non-Qualified Share Option Agreement attached hereto as Exhibit A (the “Share Option Agreement”) and the Plan, each of which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Non-Qualified Share Option Grant Notice (the “Grant Notice”) and the Share Option Agreement.

Holder:

Grant Date:

Total Number of Shares Subject to the Option:

Exercise Price per Share:

Expiration Date:

Option Type:	This Option is a Non-Qualified Share Option and is not an incentive stock option within the meaning of Section 422 of the Code.

Vesting Schedule:	Subject to the terms and conditions of the Agreement, the Option shall vest and become exercisable in [three equal annual installments on the first, second, and third, anniversaries of the Grant Date] [five equal installments on the first, second, third, fourth and fifth anniversaries of the Grant Date].

By the Holder’s signature below, or by the Holder’s submitting his or her electronic acceptance of the Option subject to this Grant Notice online using the website of the Company’s designated brokerage firm, the Holder agrees to be bound by the terms and conditions of the Plan, the Share Option Agreement and this Grant Notice. The Holder agrees to access copies of the Plan and the prospectus governing the Plan (collectively, the “Plan Documents”) on the Company’s intranet or on the website of the Company’s designated brokerage firm. Paper copies are also available upon request to the Secretary of the Company at the Company’s corporate offices.

The Holder has reviewed this Grant Notice, the Share Option Agreement and the Plan Documents in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice or accepting the Option subject hereto and fully understands all provisions of this Grant Notice, the Share Option Agreement and the Plan. The Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan with respect to the Plan, this Grant Notice or the Share Option Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Grant Notice effective as of the Grant Date.

HOLDER

By:
Print Name:
Address:

EXHIBIT A

TO MARKIT LTD. NON-QUALIFIED SHARE OPTION GRANT NOTICE

NON-QUALIFIED SHARE OPTION AGREEMENT

Pursuant to the Grant Notice to which this Share Option Agreement is attached, effective as of the grant date set forth in the Grant Notice (the “Grant Date”), the Company has granted to the Holder an option under the Plan to purchase the number of Common Shares indicated in the Grant Notice, subject to all of the terms and conditions set forth in this Share Option Agreement and the Grant Notice. The Option is also subject to the terms and conditions of the Plan which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Share Option Agreement, the terms of the Plan shall control. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice, as applicable.

Terms and Conditions

1. Tax Matters. No part of the Option granted hereby is intended to qualify as an “incentive stock option” under section 422 of the Code.

2. Shares Subject to Option; Exercise Price. Subject in all respects to the Plan and the terms and conditions set forth herein and therein, the Option entitles the Holder to purchase from the Company, upon exercise, the number of Shares subject to the Option set forth in the Grant Notice. The exercise price under the Option is the exercise price set forth in the Grant Notice.

3. Vesting; Exercise.

(a) The Option shall vest and become exercisable in accordance with the vesting schedule set forth in the Grant Notice, provided that the Holder has not experienced a Termination of Service prior to the applicable vesting date. There shall be no proportionate or partial vesting in the periods prior to each vesting date and any vesting shall occur only on the applicable vesting date.

(b) To the extent any portion of the Option has become exercisable with respect to a number of Shares as provided above, such portion may thereafter be exercised by the Holder, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with Section 6.2 of the Plan, including, without limitation, the filing of such written form of exercise notice, if any, as may be required by the Committee.

4. Option Term. The term of the Option shall be until the expiration date set forth in the Grant Notice (the “Expiration Date”). Upon the Expiration Date, the Option shall automatically be cancelled for no consideration, shall no longer be exercisable, and shall cease to be outstanding; provided that the Option shall automatically terminate and be cancelled prior to the Expiration Date to the extent it can no longer be exercised as provided for in Section 5 hereof.

5. Corporate Events. The provisions of Section 13.2 of the Plan shall apply to the Option.

6. Restriction on Transfer of Option. No portion of the Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and the Option shall be exercisable, during the Holder’s lifetime, only by the Holder. Any attempt to transfer the Option other than in accordance with the expressed terms of the Plan shall be void.

7. Certain Legal Restrictions. The Plan, this Agreement, the granting and exercising of this Option, and any obligations of the Company under the Plan and this Agreement, shall be subject to all applicable federal, state and local laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Common Shares are listed.

8. Rights as a Shareholder. The Holder shall have no rights as a shareholder with respect to any Shares covered by the Option unless and until the Holder has become the holder of record of such Shares, and no adjustments shall be made for dividends (whether in cash, in kind or other property), distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

9. Withholding of Taxes. The Company shall have the authority and the right to deduct or withhold from an amount paid in cash, or require the Holder to remit to the Company, an amount paid in cash sufficient to satisfy any applicable federal, state, local and foreign taxes (including the Holder’s FICA, employment tax or other social security contribution obligation or any applicable employer’s national insurance contributions) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan or this Agreement. The Committee, in its sole discretion, may require payment by the Holder of an amount that is equal to the sum of all employment and other taxes, insurance premiums and other amounts imposed by any and all applicable tax authorities on the Company or any Subsidiary or Affiliate with respect to any amounts payable to, or earned by, such Holder in respect of the Option granted hereunder. The Committee, in its sole discretion and in satisfaction of the foregoing requirement, may (i) repurchase or allow the Holder to elect to have the Company repurchase Shares otherwise issuable upon exercise of the Option or (ii) cause the sale of a sufficient number of Shares on behalf of the Holder to realize sale proceeds equivalent to the applicable tax liabilities and remit such amount to or at the direction of the Holder’s employer or the Committee in satisfaction of such tax liabilities. Unless otherwise determined by the Committee, the number of Shares which may be so repurchased or sold on behalf of the Holder shall be limited to the number of Shares which have a fair market value on the date of repurchase or sale (as the case may be) necessary to pay the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Committee shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option involving the sale of Shares to pay the Option exercise price or any tax withholding obligation.

10. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that any provision of this Agreement conflicts or is inconsistent with the terms set forth in the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

11. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof (other than any exercise notice or other documents expressly contemplated herein or in the Plan) and supersedes any prior agreements between the Company and the Holder with respect to the subject matter hereof.

12. Notices. Any notice or communication given hereunder shall be in writing or by electronic means as set forth in Section 16 below and, if in writing, shall be deemed to have been duly given: (i) when delivered in person; (ii) two (2) days after being sent by United States mail; or (iii)

on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service, in each case, to the appropriate party at the address set forth below (or such other address as the party may from time to time specify):

If to the Company, to:

Markit Ltd.

c/o Markit North America Inc.

620 8th Avenue, 35th Floor

New York, NY 10018

United States of America

Attn.: General Counsel

If to the Holder, to the address on file with the Company.

13. No Guaranteed Employment. Nothing contained in this Agreement shall affect the right of the Company or any of its Affiliates to terminate the Holder’s employment at any time, with or without Cause, or shall be deemed to create any rights to employment or continued employment. The rights and obligations arising under this Agreement are not intended to and do not affect the Holder’s employment relationship that otherwise exists between the Holder and the Company or Employer, whether such employment relationship is at will or defined by an employment contract. Moreover, this Agreement is not intended to and does not amend any existing employment contract between the Holder and the Company or any of its Affiliates; to the extent there is a conflict between this Agreement and such an employment contract, the employment contract shall govern and take priority.

14. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT.

15. Interpretation. All section titles and captions in this Agreement are for convenience only, shall not be deemed part of this Agreement, and in no way shall define, limit, extend or describe the scope or intent of any provisions of this Agreement.

16. Mode of Communications. The Holder agrees, to the fullest extent permitted by applicable law, in lieu of receiving documents in paper format, to accept electronic delivery of any documents that the Company or any of its Affiliates may deliver in connection with this Option grant, including, without limitation, prospectuses, grant notifications, account statements, annual or quarterly reports, and other communications. The Holder further agrees that electronic delivery of a document may be made via the Company’s email system or by reference to a location on the Company’s intranet or website or the online brokerage account system.

17. No Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

18. Severability. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, in whole or in part, then the parties hereto shall be relieved of all obligations arising under such provision, but only to the extent that it is illegal, unenforceable or void, it being the intent and agreement of the parties hereto that this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same objectives.

19. Counterparts. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

20. Data Protection. By participating in the Plan and entering into this Agreement, the Holder hereby consents to the holding and processing of personal information provided by the Holder to the Company, any Affiliate, trustee or third party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to: (i) administering and maintaining the Holder’s records; (ii) providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third party administrators of the Plan; (iii) providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Holder works; and (iv) transferring information about the Holder to any country or territory that may not provide the same protection for the information as the Holder’s home country.

21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the law that might be applied under principles of conflict of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the federal and state courts of New York located in the Borough of Manhattan in New York City in respect of the interpretation and enforcement of the provisions of this Agreement. Each party hereby waives and agrees not to assert, as a defense in any action, suit or proceeding for the interpretation and enforcement hereof, that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement may not be enforced in or by such courts. Each party hereby consents to and grants any such court jurisdiction over the person of such parties and over the subject matter of any such action, suit or proceeding and agrees that the mailing of process or other papers in connection with any such action, suit, or proceeding in the manner provided in Section 12 hereof or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

22. Miscellaneous.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal legal representatives, successors, trustees, administrators, distributees, devisees and legatees. The Company may assign to any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company or any Affiliate by which the Holder is employed, and require such successor to expressly assume and agree in writing to perform, this Agreement.

(b) The Holder agrees that the award of the Option (including any Shares issuable upon exercise thereof) hereunder is special incentive compensation and that it, any dividends paid thereon (even if treated as compensation for tax purposes) and any other property issued in respect of such Option will not be taken into account as “salary” or “compensation” or “bonus” in determining the amount of any payment under any pension, retirement or profit-sharing plan of the Company or any life insurance, disability or other benefit plan of the Company, unless specifically provided in the applicable plan.

(c) No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.